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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               _________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 25, 2007

                 (Date of Earliest Event Reported: May 21, 2007)
                               _________________

                                  RADNET, INC.

             (Exact name of registrant as specified in its Charter)

           New York                       0-19019                13-3326724
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

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ITEM  4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         As previously reported on Form 8-K as filed with the Securities and Exchange Commission (SEC) on April 30, 2007, on April 5, 2007, Moss Adams LLP, RadNet, Inc.'s independent registered public accounting firm, indicated that it would not stand for re-election as its auditors for the fiscal year ending December 31, 2007, but would complete the Registrant's audit for the two-month transition period ended December 31, 2006 and would review the Registrant's interim consolidated financial statements included in the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007. With these matters having been completed, Moss Adams LLP confirmed via letter that its client-auditor relationship with Registrant has ceased effective upon the filing of the Form 10-Q on May 21, 2007.

         The Registrant provided Moss Adams with a copy of its Form 8-K report and requested that Moss Adams provide a letter addressed to the SEC stating whether it agrees with the statements contained in this Form 8-K for May 25, 2007.

ITEM  9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

         Exhibit Number                     Description of Exhibit
         --------------                     ----------------------

         Exhibit 16.1                       Letter from Moss Adams LLP to the
                                            SEC dated May 25, 2007.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 25, 2007                    RADNET, INC.



                                       By:  /s/  Howard G. Berger, M.D.
                                           -------------------------------------
                                           Howard G. Berger, M.D.
                                           President and Chief Executive Officer